Exhibit 99.1

CONSOLIDATED FINANCIAL STATEMENTS

HARDI Electronics AB

As of August 31, 2006 with

Report of Independent Auditor

HARDI Electronics AB

Consolidated Financial Statements

For the Fiscal Year Ended August 31, 2006

Report of Independent Auditors

Board of Directors and Stockholders

HARDI Electronics AB

We have audited the accompanying consolidated balance sheet of HARDI Electronics AB as of August 31, 2006, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of HARDI Electronics AB at August 31, 2006 and the consolidated results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young AB

Malmö, Sweden

May 31, 2007

HARDI Electronics AB

Consolidated Balance Sheet

(SEK in thousands)

August 31, 2006
ASSETS

Current assets:
Cash	6,908
Short-term investments	333
Accounts receivable	8,878
Other receivables	2,517
Inventory	5,121
Prepaid expenses and other current assets	376

Total current assets	24,133

Non-current assets:
Property, plant and equipment, net	1,505

Total non-current assets	1,505

Total assets	25,638

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	4,691
Accrued commissions	1,154
Other accrued expenses and deferred revenue	1,245
Accrued income tax liabilities	2,416
Other current liabilities	703

Total current liabilities	10,209

Long term liabilities
Deferred tax liability	873

Total long term liabilities	873

Commitments and Contingencies	—

Shareholders’ equity
Common Shares 1,333 shares authorized, issued and outstanding at August 31, 2006	133
Additional paid-in-capital	2,993
Accumulated other comprehensive loss	(447)
Retained earnings	11,877

Total shareholders’ equity	14,556

Total liabilities and shareholders’ equity	25,638

The accompanying notes are an integral part of these consolidated financial statements.

HARDI Electronics AB

Consolidated Statement of Operations

(SEK in thousands)

August 31, 2006
Revenue:
Sale of product	44,060

Total revenue	44,060

Cost of revenue:
Cost of product	17,227
Cost of support	1,033

Total cost of revenue	18,260

Gross margin	25,800

Operating expenses:
Sales and marketing	10,742
Research and development	5,059
General and administrative	2,167

Total operating expenses	17,968

Operating income	7,832

Other income (expense), net
Foreign exchange net loss	(129)
Other income, net	137

Total other income, net	8

Income before provision of income taxes	7,840

Provision for income taxes	(1,736)
Deferred tax expense	(482)

Net income	5,622

Basic and diluted net income per share	SEK 4.22
Shares used in basic and diluted net income per share	1,333

The accompanying notes are an integral part of these consolidated financial statements.

HARDI Electronics AB

Consolidated Statement of Shareholders’ Equity

(SEK in thousands)

	Common Stock		Additional Paid-in-Capital	Retained Earnings	Accum. Other Comprehensive Income (loss)	Total Shareholders’ Equity
	Shares	Amount
Balance at August 31, 2005	1,333	133	2,993	6,381	(364)	9,143
Dividend paid				(133)		(133)
Comprehensive income:
Net income				5,622		5,622
Other comprehensive income :
Net unrealized loss on investments					(76)	(76)
Total comprehensive income						5,239

Balance at August 31, 2006	1,333	133	2,993	11,870	(440)	14,556

HARDI Electronics AB

Consolidated Statement of Cash flows

(SEK in thousands)

August 31, 2006
Cash Flows from Operating Activities:
Net income	5,622
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	292
Changes in assets and liabilities:
Current assets	(8,751)
Inventory	(1,921)
Current liabilities	7,604
Deferred tax liability	452

Net cash provided by operating activities	3,298

Cash Flows from Investing Activities:
Proceeds from disposition of acquired assets	70
Purchase of property, plant and equipment	(901)

Net cash used in investing activities	(831)

Cash Flows from Financing Activities:
Dividend paid	(133)

Net cash used in financing activities	(133)

Net change in cash	2,334
Cash at beginning of period	4,574

Cash at end of period	6,908

The accompanying notes are in integral part of these consolidated financial statements.

HARDI Electronics AB

Notes to Consolidated Financial Statements

For the Fiscal Year Ended August 31, 2006

1. Organization and Summary of Significant Accounting Policies

Organization and Business

HARDI Electronics AB was incorporated in Lund, Sweden on October 27, 1987.

HARDI Electronics® is a pioneer in the field of structured HDL-design. The Company specializes in ASIC prototyping solutions, HARDI ASIC Prototyping System: a high performance and high capacity FPGA based system for ASIC prototyping and emulation. HAPS is a modular system with multi-FPGA motherboards and standard or custom-made daughter boards which can be stacked together in a variety of ways.

The financial information contained in these financial statements does not constitute statutory accounts as defined in the Swedish Annual Accounts Act. Statutory accounts for the year ended August 31, 2006 on which the auditors’ reports were unqualified, were delivered to the Swedish Companies Registration Office on January 16, 2007.

Use of Estimates

The consolidated financial statements are prepared in accordance with generally accepted accounting principles (GAAP) in the United States. These accounting principles require us to make certain estimates and judgments that can affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the periods presented. Significant estimates and assumptions made by management include revenue recognition, inventory valuation, and income taxes. We believe that the estimates and judgments upon which we rely are reasonable based upon information available to us at the time that these estimates and judgments are made.

Principles of Consolidation

The financial statements as of August 31, 2006 are consolidated and include the Company and its wholly owned subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

HARDI Electronics AB

Notes to Consolidated Financial Statements - (Continued)

1. Organization and Summary of Significant Accounting Policies - (Continued)

Foreign Currency Translation

We consider the functional currency of our foreign subsidiary to be the local currency, USD. Assets and liabilities recorded in foreign currencies are translated at the exchange rate as of the balance-sheet date, and costs and expenses are translated at average exchange rates in effect during the year. Equity transactions are translated using historical exchange rates. The effects of foreign currency translation adjustments are recorded as part of a separate component of shareholders’ equity in the accompanying consolidated balance sheet. Foreign currency transaction gains and losses are included in the net income for the period. Translation and transaction gains and losses are not significant to the financial statements.

Revenue Recognition

Revenue for products is recognized under Staff Accounting Bulletin No. 104, “Revenue Recognition” (SAB 104). Under SAB 104, revenue is recognized when all of the following have occurred: (1) we have entered into a legally binding arrangement with a customer; (2) delivery has occurred, which is when product title and risk of loss has transferred to the customer; (3) customer payment is deemed fixed or determinable; and (4) collectibility is reasonably assured.

Contracts and customer purchase orders are generally used to determine the existence of an arrangement. Shipping documents and customer acceptance, when applicable, are used to verify delivery and transfer of title. Revenue is recognized only when title and risk of loss passes to customers. In instances where acceptance of the product is specified by the customer, revenue is deferred until all acceptance criteria have been met. We assesses whether the fee is fixed or determinable based on the payment terms associated with the transaction. Payment terms to customers generally range from net 30 to 90 days from delivery. We assess the ability to collect from our customers based primarily on the creditworthiness of the customer and past payment history of the customer.

Cash and Cash Equivalents

At August 31, 2006 cash and cash equivalents are stated at cost, which approximates fair value. Cash equivalents consist of highly liquid investments with original maturities of three months or less and consist principally of cash in checking accounts.

Short term Investments

Short term investments, all of which are classified as available-for-sale, are stated at fair value based on market quotes. Unrealized gains and losses, net of deferred taxes, are recorded as a component of other comprehensive income.

HARDI Electronics AB

Notes to Consolidated Financial Statements - (Continued)

1. Organization and Summary of Significant Accounting Policies - (Continued)

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is calculated using straight-line method over the estimated useful lives of the respective assets. Leasehold improvements are amortized using the straight-line method over the shorter of the lease term or estimated useful life of the asset. Repair and maintenance costs are expensed as incurred. The estimated useful life for our fixed assets, which consists of computer equipment, automobiles, furniture and equipment, is 5 years.

We regularly review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable or that the useful life is shorter than originally estimated. If impairment indicators are present and the projected future undiscounted cash flows are less than the carrying value of the assets, the carrying values are reduced to the estimated fair value. If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives.

Inventories

Inventories consist of raw materials which are components and finished goods, which are completed hardware and are stated at the lower of cost or market (on a first-in, first-out basis). Inventory that is obsolete or in excess of our forecasted demand is written down to its estimated net realizable value based on historical usage and expected demand.

Allowances for Doubtful Accounts

We make judgments as to our ability to collect outstanding receivables and provide allowances for the portion of receivables when collection becomes doubtful. Provisions are made based upon a specific review of all significant outstanding invoices. At August 31, 2006, we had not reserved any of our accounts receivable as they were deemed fully collectible.

Research and Development Costs

Research and development costs include costs of developing new products, as well as design and engineering costs. Such costs are charged to expense as incurred in accordance with SFAS No. 2, Accounting for Research and Development Costs.

Advertising Expenses

We account for advertising costs as expenses in the period in which they are incurred.

HARDI Electronics AB

Notes to Consolidated Financial Statements - (Continued)

1. Organization and Summary of Significant Accounting Policies - (Continued)

Concentrations of Credit Risk and Other Risks

Financial instruments that subject us to concentrations of credit risk consist primarily of cash, short-term investment and trade receivables. Our interest income is sensitive to changes in the general level of Swedish interest rates.

We are exposed to credit risks in the event of default by the issuers to the extent of the amount recorded on the balance sheet. We perform credit evaluations of our customers’ financial condition and we generally do not require collateral from our customers. During the year ended August 31, 2006, one customer accounted for 14% of our total revenue and two customers accounted for approximately 11% each of our total revenue. In both periods the two largest customers are distributors who distribute to several different end customers.

Income Taxes

We account for income taxes in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” We account for income taxes using the liability method, under which deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets if it is more likely than not that such assets will not be realized.

New Accounting Standards

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs.” This statement amends Accounting Research Bulletin No. 43, Chapter 4, Inventory Pricing and removes the “so abnormal” criterion that under certain circumstances could have led to the capitalization of these items. SFAS No. 151 requires that idle facility expense, excess spoilage, double freight and re-handling costs be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” SFAS No. 151 also requires that allocation of fixed production overhead expenses to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this statement are effective for all fiscal years beginning after June 15, 2005. The company has adopted the provisions of this statement and they do not have any material impact on us.

In June 2006, the FASB issued FASB Interpretation No. (FIN) 48, “Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109.” This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or

HARDI Electronics AB

Notes to Consolidated Financial Statements - (Continued)

expected to be taken in a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006 and will be adopted by us for the current financial year ending August 31, 2007. We have evaluated the effect of the adoption of FIN 48 and have concluded that it will not have any effect on our consolidated results of operations and financial condition.

2. Inventories

Inventories was as follows:

(SEK in thousands)	August 31, 2006
Raw materials	2,301
Finished goods	2,820

Total inventory	5,121

3. Property, Plant and Equipment

Our property, plant and equipment consisted of the following at August 31, 2006:

(SEK in thousands)	Gross Amount	Accumulated Depreciation	Net Book value
Computer equipment	1,391	(412)	979
Automobiles	741	(251)	490
Furniture and fixtures	415	(379)	36

	2,547	(1,042)	1,505

Depreciation expense for the year ended August 31, 2006 was 292.

HARDI Electronics AB

Notes to Consolidated Financial Statements - (Continued)

4. Lease Obligations

We lease our facilities under operating lease agreements. We had two primary lease agreements at August 31, 2006 covering our headquarters in Lund, Sweden. Terms of the lease are three years and the lease agreement is renewable. We recognize lease payments on our facilities on a straight line basis.

Rent expense was 592 for the year ended August 31, 2006.

The following represents future minimum lease payments under all operating leases for the financial year ending:

(SEK in thousands)	August 31, 2006
Year
2007	739
2008	62
2009 and thereafter	—

Total minimum lease payments	801

5. Income Taxes

(SEK in thousands)

As of August 31, 2006, the Company had deferred tax liabilities of 873 related primarily to timing differences. The Company does not have any net operating loss carryforwards.

Realization of the deferred tax liability is dependent upon future taxable income, if any, the amount and timing of which are uncertain. The tax liability has increased by 452 during the year ended August 31, 2006.

HARDI Electronics AB

Notes to Consolidated Financial Statements - (Continued)

6. Guarantees

Product Warranties

Upon delivery of our products, we provide for the estimated costs to repair or replace products or the related components that maybe returned under warranty. The historical cost is not significant and provisions are not made for this purpose. Our hardware warranty period is always 12 months. Hardware product warranties provide the purchaser with protection in the event that the product does not perform to product specifications. During the warranty period the purchaser’s sole and exclusive remedy in the event of such defect or failure to perform is expressly limited to the correction of the defect or failure by repair, refurbishment or replacement, at our sole option and expense. We estimate the fair value of our warranty obligations based on our historical experience of known product failure rates, use of materials to repair or replace defective products, and service delivery costs incurred in correcting product failures. In addition, from time to time, specific warranty accruals may be made if unforeseen technical problems arise with specific products.

7. Employee Benefits

(SEK in thousands)

We participate in post-employment benefit plans and medical care plans that are in line with market practice in Sweden and the US. All plans are defined contribution plans, i.e. benefit plans where we pay fixed contributions to insurance companies and will have no legal or constructive obligation to pay further.

For the year ended August 31, 2006, expense incurred for these benefits was 810 and the tax on pension premiums paid was 194.